UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21759

Name of Fund: BlackRock Long-Horizon Equity Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Horizon Equity Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2013

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

ANNUAL REPORT

BlackRock Long-Horizon Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce — or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2013

Investment Objective

BlackRock Long-Horizon Equity Fund’s (the “Fund”) investment objective is to provide high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2013, the Fund generated a positive double-digit return, but underperformed the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”).

What factors influenced performance?

•	The Fund’s investments in the materials and energy sectors had the largest positive impacts on performance during the period. The Fund’s underweight exposures to these sectors drove returns as both underperformed the overall market.

•	Conversely, the Fund’s underweight position in financials and overweight in consumer staples were the largest detractors from performance. Imperial Tobacco Group PLC and HDFC Bank Ltd. negatively impacted relative performance.

Describe recent portfolio activity.

•	During the 12-month period, there were few material changes to positioning as this is a low-turnover portfolio. The Fund exited its positions in information technology names EMC Corp. and ASML Holding NV, and it initiated positions in Citigroup, Inc., AMETEK, Inc. and Novo Nordisk A/S.

Describe portfolio positioning at period end.

•	At the end of the period, the Fund had large exposures to consumer discretionary and consumer staples companies, particularly consumer durables, media and tobacco. The investment advisor believes that the Fund’s holdings in these sectors will benefit the Fund by providing the recurring cash flows. The investment advisor also believes that companies in these sectors tend to have the pricing power necessary to sustainably grow earnings over the medium and long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Imperial Tobacco Group PLC	6%
Nestlé SA, Registered Shares	5
Newell Rubbermaid, Inc.	5
Roche Holding AG.	5
Pfizer, Inc.	4
AutoZone, Inc.	4
Philip Morris International, Inc.	4
Coach, Inc.	4
British American Tobacco PLC	4
Anheuser-Busch InBev NV	4

Geographic Allocation[1]	Percent of Long-Term Investments
United States	52%
Switzerland	17
United Kingdom	13
Belgium	4
Sweden	4
India	3
Finland	2
Argentina	2
China	2
Denmark	1

[1]	Includes a less than 1% holding in each of the following countries: Hong Kong, Taiwan and Vietnam.

4	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s total returns prior to October 15, 2012 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Global Dynamic Equity Fund.

[3]	This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

[4]	Commencement of operations.

Performance Summary for the Period Ended October 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.31%	22.71%	N/A	12.72%	N/A	7.69%	N/A
Investor A	6.10	22.32	15.90%	12.38	11.17%	7.40	6.67%
Investor B	5.64	21.26	16.76	11.47	11.21	6.53	6.53
Investor C	5.68	21.36	20.36	11.52	11.52	6.58	6.58
Class R	5.89	21.87	N/A	11.94	N/A	7.01	N/A
MSCI ACWI	8.66	23.29	N/A	13.47	N/A	5.98	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on November 4, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•	Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to March 1, 2007, Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived a portion of its fees. Without such waiver, the Fund’s returns would have been lower. The Manager is under no obligation to waive or continue waiving its fees after March 1, 2014. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

6	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2013 and held through October 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,063.10	$4.84	$1,000.00	$1,020.51	$4.74	0.93%
Investor A	$1,000.00	$1,061.80	$6.50	$1,000.00	$1,018.91	$6.36	1.25%
Investor B	$1,000.00	$1,056.40	$10.63	$1,000.00	$1,014.91	$10.41	2.05%
Investor C	$1,000.00	$1,056.80	$10.37	$1,000.00	$1,015.11	$10.16	2.00%
Class R	$1,000.00	$1,058.90	$8.72	$1,000.00	$1,016.71	$8.54	1.68%

[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	7

Schedule of Investments October 31, 2013	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 2.1%
MercadoLibre, Inc. (a)	98,154	$13,214,964
Belgium — 4.0%
Anheuser-Busch InBev NV	241,976	25,084,105
China — 1.9%
Chaoda Modern Agriculture Holdings, Ltd. (a)(b)	3,106,585	357,257
Want Want China Holdings Ltd.	7,607,000	11,696,418

		12,053,675
Denmark — 1.4%
Novo Nordisk A/S, Class B	51,989	8,658,902
Finland — 2.2%
Kone OYJ, Class B	162,315	14,310,044
Hong Kong — 0.0%
FU JI Food and Catering Services Holdings, Ltd. (b)	129,157	26,988
India — 2.8%
HDFC Bank Ltd.	1,569,131	17,473,558
Sweden — 3.5%
Assa Abloy AB, Class B	441,496	21,905,763
Switzerland — 16.9%
Cie Financiere Richemont SA, Class A	228,653	23,379,696
Nestle SA, Registered Shares	450,498	32,518,707
Roche Holding AG	105,130	29,072,165
The Swatch Group AG	33,926	21,668,244

		106,638,812
Taiwan — 0.0%
Chunghwa Telecom Co., Ltd.	1	3
United Kingdom — 12.9%
British American Tobacco PLC	456,792	25,202,238
British Sky Broadcasting Group PLC	1,322,411	19,869,181
Delta Topco Ltd.	1,559,597	1,141,625
Imperial Tobacco Group PLC	952,564	35,562,970

		81,776,014
United States — 52.0%
AMETEK, Inc.	270,658	12,945,572
AutoZone, Inc. (b)	62,043	26,969,472
Citigroup, Inc.	275,159	13,422,256
Coach, Inc.	506,529	25,670,890
Cognizant Technology Solutions Corp., Class A (b)	228,682	19,879,326
Comcast Corp., Class A	405,364	19,287,219
DIRECTV (b)	401,289	25,076,550
Discovery Communications, Inc., Class A (a)(b)	198,246	17,628,034
JPMorgan Chase & Co.	264,748	13,645,112
McDonald’s Corp.	206,281	19,910,242
Microsoft Corp.	577,038	20,398,293
Newell Rubbermaid, Inc.	1,033,541	30,623,820
Pfizer, Inc.	917,385	28,145,372

Common Stocks		Shares	Value
United States (concluded)
Philip Morris International, Inc.		291,386	$25,968,320
Praxair, Inc.		122,480	15,274,481
Veeco Instruments, Inc. (b)		442,506	12,925,600

			327,770,559
Total Common Stocks — 99.7%			628,913,387

Corporate Bonds	Par (000)
China — 0.0%
China Milk Products Group Ltd., 0.00%, 1/15/2012 (b)(c)(d)	USD	1,000	100,000
Hong Kong — 0.0%
FU JI Food and Catering Services Holdings, Ltd., 0.00%, 10/18/2010 (b)(c)(d)(e)	CNY	10,800	—
United Kingdom — 0.2%
Delta Topco Ltd., 10.00%, 11/24/60 (e)(f)	USD	1,289	1,306,726
Total Corporate Bonds — 0.2%			1,406,726

Investment Companies		Shares
Vietnam — 0.0%
Vinaland, Ltd. (b)		2,372	916
Total Long-Term Investments (Cost — $526,884,265) — 99.9%			630,321,029

Short-Term Securities
Money Market Funds
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (g)(h)		4,318,314	4,318,314

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (g)(h)(i)	USD	15,441,542	15,441,542
Total Short-Term Securities (Cost — $19,759,856) — 3.2%			19,759,856
Total Investments (Cost — $546,644,121) — 103.1%			650,080,885
Liabilities in Excess of Other Assets — (3.1)%			(19,404,999)

Net Assets — 100.0%			$630,675,886

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CNY DKK USD	Chinese Yuan Renminbi Danish Krone US Dollar

See Notes to Financial Statements.

8	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Schedule of Investments (continued)

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2012	Net Activity	Shares/Beneficial Interest Held at October 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,133,597	(9,815,283)	4,318,314	$2,058
BlackRock Liquidity Series, LLC, Money Market Series	32,660,500	(17,218,958)	15,441,542	$63,217

(h)	Represents the current yield as of report date.

(i)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
DKK	3,618,866	USD	667,724	Citibank N.A.	11/01/13	$(8,940)
DKK	247,911	USD	45,752	Deutsche Bank Securities, Inc.	11/01/13	(622)
DKK	12,063,952	USD	2,207,494	Goldman Sachs International	11/04/13	(11,353)
Total						$(20,915)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	9

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$13,214,964	—	—	$13,214,964
Belgium	—	$25,084,105	—	25,084,105
China	—	12,053,675	—	12,053,675
Denmark	—	8,658,902	—	8,658,902
Finland	—	14,310,044	—	14,310,044
Hong Kong	26,988	—	—	26,988
India	—	17,473,558	—	17,473,558
Sweden	—	21,905,763	—	21,905,763
Switzerland	—	106,638,812	—	106,638,812
Taiwan	—	3	—	3
United Kingdom	—	80,634,389	$1,141,625	81,776,014
United States	327,770,559	—	—	327,770,559
Corporate Bonds	—	—	1,406,726	1,406,726
Investment Companies	—	916	—	916
Short-Term Securities:
Money Market Funds	4,318,314	15,441,542	—	19,759,856

Total	$345,330,825	$302,201,709	$2,548,351	$650,080,885

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Foreign currency exchange contracts	$(20,915)	—	—	$(20,915)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/deprecation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$434	—	—	$434
Liabilities:
Collateral on securities loaned at value	—	$(15,441,542)	—	(15,441,542)

Total	$434	$(15,441,542)	—	$(15,441,108)

There were no transfers between levels during the year ended October 31, 2013.

See Notes to Financial Statements.

10	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned at value of $15,242,311) (cost — $526,884,265)	$630,321,029
Investments at value — affiliated (cost — $19,759,856)	19,759,856
Dividends receivable	670,859
Capital shares sold receivable	296,257
Interest receivable	107,399
Securities lending income receivable — affiliated	3,799
Foreign currency at value (cost — $433)	434
Prepaid expenses	47,829

Total assets	651,207,462

Liabilities
Collateral on securities loaned at value	15,441,542
Investments purchased payable	2,900,055
Capital shares redeemed payable	1,136,039
Investment advisory fees payable	424,308
Service and distribution fees payable	195,111
Deferred foreign capital gain tax	113,292
Unrealized depreciation on foreign currency exchange contracts	20,915
Officer’s and Trustees’ fees payable	7,474
Other affiliates payable	312
Other accrued expenses payable	292,528

Total liabilities	20,531,576

Net Assets	$630,675,886

Net Assets Consist of
Paid-in capital	$508,955,139
Undistributed net investment income	4,342,694
Accumulated net realized gain	14,014,433
Net unrealized appreciation/depreciation	103,363,620

Net Assets	$630,675,886

Net Asset Value
Institutional — Based on net assets of $130,942,165 and 9,044,467 shares outstanding, unlimited shares authorized, $0.10 par value	$14.48

Investor A — Based on net assets of $354,562,043 and 24,563,307 shares outstanding, unlimited shares authorized, $0.10 par value	$14.43

Investor B — Based on net assets of $6,199,536 and 429,539 shares outstanding, unlimited shares authorized, $0.10 par value	$14.43

Investor C — Based on net assets of $134,124,172 and 9,358,535 shares outstanding, unlimited shares authorized, $0.10 par value	$14.33

Class R — Based on net assets of $4,847,970 and 337,171 shares outstanding, unlimited shares authorized, $0.10 par value	$14.38

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	11

Consolidated Statement of Operations

Year Ended October 31, 2013

Investment Income
Dividends — unaffiliated	$13,587,757
Foreign taxes withheld	(646,478)
Interest	138,505
Securities lending — affiliated — net	63,217
Dividends — affiliated	2,058

Total income	13,145,059

Expenses
Investment advisory	5,031,530
Service — Investor A	878,559
Service and distribution — Investor B	82,280
Service and distribution — Investor C	1,327,786
Service and distribution — Class R	30,553
Transfer agent — Institutional	98,628
Transfer agent — Investor A	387,709
Transfer agent — Investor B	16,101
Transfer agent — Investor C	164,172
Transfer agent — Class R	27,290
Accounting services	169,825
Professional	158,660
Custodian	91,420
Registration	88,989
Printing	64,260
Officer and Trustees	35,329
Miscellaneous	74,924

Total expenses	8,728,015
Less fees waived by Manager	(2,023)
Less transfer agent fees waived and/or reimbursed — class specific	(11,423)

Total expenses after fees waived and/or reimbursed	8,714,569

Net investment income	4,430,490

Realized and Unrealized Gain
Net realized gain from:
Investments (including $130,806 foreign capital gain tax)	14,897,080
Foreign currency transactions	34,081

14,931,161

Net change in unrealized appreciation/depreciation on:
Investments (including $113,292 foreign capital gain tax)	107,200,487
Foreign currency translations	45,143

107,245,630

Total realized and unrealized gain	122,176,791

Net Increase in Net Assets Resulting from Operations	$126,607,281

See Notes to Financial Statements.

12	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$4,430,490	$6,786,873
Net realized gain	14,931,161	164,036,111
Net change in unrealized appreciation/depreciation	107,245,630	(116,614,308)

Net increase in net assets resulting from operations	126,607,281	54,208,676

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(3,843,222)	(8,689,066)
Investor A	(9,405,204)	(9,318,899)
Investor B	(151,608)	(187,400)
Investor C	(2,557,789)	(2,667,467)
Class R	(154,591)	(137,233)
Net realized gain:
Institutional	(2,998,677)	—
Investor A	(7,940,477)	—
Investor B	(196,010)	—
Investor C	(2,995,459)	—
Class R	(150,398)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(30,393,435)	(21,000,065)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(106,846,431)	(279,610,603)

Net Assets
Total decrease in net assets	(10,632,585)	(246,401,992)
Beginning of year	641,308,471	887,710,463

End of year	$630,675,886	$641,308,471

Undistributed net investment income, end of year	$4,342,694	$16,112,593

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	13

Financial Highlights

	Institutional
	Year Ended October 31,
	2013 (Consolidated)	2012 (Consolidated)	2011 (Consolidated)		2010 (Consolidated)	2009 (Consolidated)

Per Share Operating Performance
Net asset value, beginning of year	$12.43	$11.98	$11.93		$10.52	$8.98

Net investment income[1]	0.15	0.14	0.15		0.12	0.15
Net realized and unrealized gain	2.56	0.64	0.02	[2]	1.44 [2]	1.52 [2]

Net increase from investment operations	2.71	0.78	0.17		1.56	1.67

Dividends and distributions from:[3]
Net investment income	(0.37)	(0.33)	(0.12)		(0.15)	(0.13)
Net realized gain	(0.29)	—	—		—	—

Total dividends and distributions	(0.66)	(0.33)	(0.12)		(0.15)	(0.13)

Net asset value, end of year	$14.48	$12.43	$11.98		$11.93	$10.52

Total Investment Return[4]
Based on net asset value	22.71%	6.93%	1.41%		14.92%	18.98%

Ratios to Average Net Assets
Total expenses	0.98%	1.01%	1.00%		1.01%	1.07%

Total expenses after fees waived and/or reimbursed	0.98%	1.00%	1.00%		1.01%	1.04%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense.	0.98%	1.00%	1.00%	[5]	1.01%	1.02%

Net investment income	1.12%	1.17%	1.19%		1.09%	1.62%

Supplemental Data
Net assets, end of year (000)	$130,942	$138,976	$319,863		$293,944	$235,264

Portfolio turnover	11%	112%	37%		32%	35%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

14	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Financial Highlights (continued)

	Investor A
	Year Ended October 31,
	2013 (Consolidated)	2012 (Consolidated)	2011 (Consolidated)		2010 (Consolidated)	2009 (Consolidated)

Per Share Operating Performance
Net asset value, beginning of year	$12.40	$11.95	$11.90		$10.50	$8.96

Net investment income[1]	0.11	0.12	0.11		0.09	0.12
Net realized and unrealized gain	2.55	0.63	0.03	[2]	1.43 [2]	1.52 [2]

Net increase from investment operations	2.66	0.75	0.14		1.52	1.64

Dividends and distributions from:[3]
Net investment income	(0.34)	(0.30)	(0.09)		(0.12)	(0.10)
Net realized gain	(0.29)	—	—		—	—

Total dividends and distributions	(0.63)	(0.30)	(0.09)		(0.12)	(0.10)

Net asset value, end of year	$14.43	$12.40	$11.95		$11.90	$10.50

Total Investment Return[4]
Based on net asset value	22.32%	6.62%	1.14%		14.57%	18.58%

Ratios to Average Net Assets
Total expenses	1.27%	1.28%	1.26%		1.28%	1.34%

Total expenses after fees waived and/or reimbursed	1.27%	1.28%	1.26%		1.28%	1.30%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense.	1.27%	1.28%	1.26%	[5]	1.27%	1.27%

Net investment income	0.82%	1.04%	0.91%		0.82%	1.37%

Supplemental Data
Net assets, end of year (000)	$354,562	$353,237	$381,311		$411,573	$400,668

Portfolio turnover	11%	112%	37%		32%	35%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	15

Financial Highlights (continued)

	Investor B
	Year Ended October 31,
	2013 (Consolidated)	2012 (Consolidated)	2011 (Consolidated)		2010 (Consolidated)	2009 (Consolidated)

Per Share Operating Performance
Net asset value, beginning of year	$12.39	$11.90	$11.86		$10.45	$8.88

Net investment income[1]	0.00 [2]	0.02	(0.06)		(0.00)[3]	0.05
Net realized and unrealized gain	2.55	0.64	0.10	[4]	1.43 [4]	1.52	[4]

Net increase from investment operations	2.55	0.66	0.04		1.43	1.57

Dividends and distributions from:[5]
Net investment income	(0.22)	(0.17)	—		(0.02)	—
Net realized gain	(0.29)	—	—		—	—

Total dividends and distributions	(0.51)	(0.17)	—		(0.02)	—

Net asset value, end of year	$14.43	$12.39	$11.90		$11.86	$10.45

Total Investment Return[6]
Based on net asset value	21.26%	5.76%	0.34%		13.66%	17.68%

Ratios to Average Net Assets
Total expenses	2.11%	2.12%	2.08%		2.11%	2.22%

Total expenses after fees waived and/or reimbursed	2.11%	2.12%	2.08%		2.11%	2.08%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	2.11%	2.12%	2.08%	[7]	2.10%	2.06%

Net investment income (loss)	0.01%	0.18%	(0.50)%		(0.01)%	0.51%

Supplemental Data
Net assets, end of year (000)	$6,200	$8,868	$13,819		$18,321	$22,889

Portfolio turnover	11%	112%	37%		32%	35%

[1]	Based on average shares outstanding.

[2]	Amount is less than 0.005 per share

[3]	Amount is greater than $(0.005) per share.

[4]	Includes a redemption fee, which is less than $0.005 per share.

[5]	Determined in accordance with federal income tax regulations.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[7]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

16	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Financial Highlights (continued)

	Investor C
	Year Ended October 31,
	2013 (Consolidated)	2012 (Consolidated)	2011 (Consolidated)		2010 (Consolidated)	2009 (Consolidated)

Per Share Operating Performance
Net asset value, beginning of year	$12.32	$11.85	$11.81		$10.42	$8.87

Net investment income[1]	0.01	0.03	0.02		0.01	0.06
Net realized and unrealized gain	2.53	0.64	0.02	[2]	1.42 [2]	1.50 [2]

Net increase from investment operations	2.54	0.67	0.04		1.43	1.56

Dividends and distributions from:[3]
Net investment income	(0.24)	(0.20)	—		(0.04)	(0.01)
Net realized gain	(0.29)	—	—		—	—

Total dividends and distributions	(0.53)	(0.20)	—		(0.04)	(0.01)

Net asset value, end of year	$14.33	$12.32	$11.85		$11.81	$10.42

Total Investment Return[4]
Based on net asset value	21.36%	5.85%	0.34%		13.75%	17.64%

Ratios to Average Net Assets
Total expenses	2.04%	2.05%	2.02%		2.04%	2.10%

Total expenses after fees waived and/or reimbursed	2.03%	2.05%	2.02%		2.04%	2.07%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	2.03%	2.05%	2.02%	[5]	2.04%	2.05%

Net investment income	0.05%	0.26%	0.13%		0.06%	0.64%

Supplemental Data
Net assets, end of year (000)	$134,124	$133,374	$165,823		$182,756	$187,335

Portfolio turnover	11%	112%	37%		32%	35%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	17

Financial Highlights (concluded)

	Class R
	Year Ended October 31,
	2013 (Consolidated)	2012 (Consolidated)	2011 (Consolidated)		2010 (Consolidated)	2009 (Consolidated)

Per Share Operating Performance
Net asset value, beginning of year	$12.36	$11.89	$11.85		$10.46	$8.92

Net investment income[1]	0.06	0.07	0.06		0.04	0.09
Net realized and unrealized gain	2.54	0.63	0.02	[2]	1.44 [2]	1.51 [2]

Net increase from investment operations	2.60	0.70	0.08		1.48	1.60

Dividends and distributions from:[3]
Net investment income	(0.29)	(0.23)	(0.04)		(0.09)	(0.06)
Net realized gain	(0.29)	—	—		—	—

Total dividends and distributions	(0.58)	(0.23)	(0.04)		(0.09)	(0.06)

Net asset value, end of year	$14.38	$12.36	$11.89		$11.85	$10.46

Total Investment Return[4]
Based on net asset value	21.87%	6.17%	0.68%		14.20%	18.16%

Ratios to Average Net Assets
Total expenses	1.86%	1.83%	1.77%		1.78%	1.93%

Total expenses after fees waived and/or reimbursed	1.69%	1.69%	1.70%		1.70%	1.62%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	1.69%	1.69%	1.70%	[5]	1.69%	1.60%

Net investment income	0.45%	0.62%	0.48%		0.40%	1.02%

Supplemental Data
Net assets, end of year (000)	$4,848	$6,853	$6,895		$9,072	$8,570

Portfolio turnover	11%	112%	37%		32%	35%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

18	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Notes to Financial Statements

1. Organization:

BlackRock Long-Horizon Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Basis of Consolidation: The accompanying consolidated statement of operations, statements of changes in net assets and financial highlights include the accounts of BlackRock Cayman Global Dynamic Equity Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invested in commodity-related instruments. During the year ended October 31, 2013, the subsidiary was dissolved. The Subsidiary enabled the Fund to hold these commodity-related instruments and satisfy Regulated Investment Company (“RIC”) tax requirements. Intercompany accounts and transactions, if any, have been eliminated.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	19

Notes to Financial Statements (continued)

Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net

20	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Notes to Financial Statements (continued)

capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended October 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	21

Notes to Financial Statements (continued)

cash collateral, or, upon an event of default, resell or repledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2013 Derivative Assets
Statement of Assets and Liabilities Location
Derivative Liabilities
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(20,915)

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended October 31, 2013
Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(1,184)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$(20,723)

For the year ended October 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1
Average number of contracts — US dollars sold	1
Average US dollar amounts purchased	$1,949,057
Average US dollar amounts sold	$730,243

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate

22	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Notes to Financial Statements (continued)

derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.80%
$1 Billion — $3 Billion	0.75%
$3 Billion — $5 Billion	0.72%
$5 Billion — $10 Billion	0.70%
Greater than $10 Billion	0.68%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Consolidated Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended October 31, 2013, the Fund reimbursed the Manager $5,305 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2013, the Fund’s Investor A Shares

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	23

Notes to Financial Statements (continued)

paid $21 to affiliates in return for these services, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$1,120
Investor A	$7,769
Investor B	$257
Investor C	$2,565
Class R	$276

The Manager contractually agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of average daily net assets are as follows: 1.15% for Institutional, 1.43% for Investor A, 2.29% for Investor B and Investor C and 1.70% for Class R. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2014 unless approved by the Board, including a majority of the independent Trustees. These amounts are shown as transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the year ended October 31, 2013, the Fund waived and/or reimbursed the followings amounts:

Investor B	$105
Investor C	$1,192
Class R	$10,126

For the year ended October 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which total $4,425.

For the year ended October 31, 2013, affiliates received CDSCs as follows:

Investor A	$1,799
Investor B	$6,566
Investor C	$3,568

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended October 31, 2013, BIM received $34,040 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or Trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Consolidated Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2013, were $65,931,218 and $184,537,518, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013 attributable to foreign currency transactions, the characterization of expenses, income recognized from pass-through entities and the use of equalization were reclassified to the following accounts:

Paid-in capital	$488,020
Undistributed net investment income	$(87,975)
Accumulated net realized gain	$(400,045)

24	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

Ordinary income	10/31/13	$16,112,414
	10/31/12	$21,000,065
Long-term capital gains	10/31/13	14,281,021
	10/31/12	—

Total	10/31/13	$30,393,435

	10/31/12	$21,000,065

As of October 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$15,032,131
Undistributed long-term capital gains	3,570,485
Net unrealized gains[1]	103,118,131

Total	$121,720,747

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of October 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$546,893,931

Gross unrealized appreciation	$110,125,760
Gross unrealized depreciation	(6,938,806)

Net unrealized appreciation	$103,186,954

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended October 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of October 31, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Tobacco	14%
Media	13
Textiles, Apparel & Luxury Goods	11
Pharmaceuticals	11
Food Products	7
Household Durables	5
Other[2]	39

[2]	All other industries held were less than 5% of long-term investments.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	25

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,560,172	$20,846,004	3,904,435	$47,281,824
Shares issued to shareholders in reinvestment of dividends and distributions	436,919	5,343,523	671,836	7,268,276
Shares redeemed	(4,133,260)	(54,445,517)	(20,103,795)	(248,294,579)

Net decrease	(2,136,169)	$(28,255,990)	(15,527,524)	$(193,744,479)

Investor A
Shares sold and automatic conversion of shares	1,142,043	$15,178,971	2,852,461	$34,711,475
Shares issued to shareholders in reinvestment of dividends and distributions	1,237,425	15,133,876	734,877	7,965,395
Shares redeemed	(6,296,368)	(82,677,937)	(7,010,849)	(84,541,620)

Net decrease	(3,916,900)	$(52,365,090)	(3,423,511)	$(41,864,750)

Investor B
Shares sold	5,696	$76,054	18,487	$218,991
Shares issued to shareholders in reinvestment of dividends and distributions	23,900	294,449	14,717	160,406
Shares redeemed and automatic conversion of shares	(315,909)	(4,271,536)	(478,609)	(5,768,335)

Net decrease	(286,313)	$(3,901,033)	(445,405)	$(5,388,938)

Investor C
Shares sold	420,190	$5,563,241	675,954	$8,033,621
Shares issued to shareholders in reinvestment of dividends and distributions	394,978	4,826,670	210,701	2,283,776
Shares redeemed	(2,284,178)	(29,747,998)	(4,050,066)	(48,583,144)

Net decrease	(1,469,010)	$(19,358,087)	(3,163,411)	$(38,265,747)

Class R
Shares sold	120,852	$1,608,895	170,584	$2,021,256
Shares issued to shareholders in reinvestment of dividends and distributions	24,668	301,442	12,412	134,547
Shares redeemed	(362,680)	(4,876,568)	(208,503)	(2,502,492)

Net decrease	(217,160)	$(2,966,231)	(25,507)	$(346,689)

Total Net Decrease	(8,025,552)	$(106,846,431)	(22,585,358)	$(279,610,603)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Long-Horizon Equity Fund:

We have audited the accompanying statement of assets and liabilities of BlackRock Long-Horizon Equity Fund (the “Fund”), including the schedule of investments, as of October 31, 2013, the related consolidated statements of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Long-Horizon Equity Fund as of October 31, 2013, the results of their consolidated operations for the year then ended, their consolidated changes in net assets for each of the two years in the period then ended and their consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by the Fund during the fiscal year ended October 31, 2013.

	Payable Date
Qualified Dividend Income for Individuals[1]	12/20/2012	89.14%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	12/20/2012	47.11%

[1]	The Fund hereby designates the percentage indicated or the maximum amount allowable by law.

Additionally, the Fund distributed long-term capital gains of $0.286111 per share to shareholders of record on December 18, 2012.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Long-Horizon Equity Fund (the “Fund”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as

28	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund admin-

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

istration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the third, third and second quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Customized Lipper Peer Group. The Board was informed that, among other things, the largest detractor from performance in the one-year period was the Fund’s underweight to financials. The main detractor from performance during the three-year period was the Fund’s underweight to consumer staples and consumer discretionary. The Board noted that effective October 15, 2012, the Fund had undergone a change in its investment strategy, and in that connection had changed its name from BlackRock Global Dynamic Equity.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain

30	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	31

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (tele-communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

32	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows Trustees as joining the fund’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 283 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock, Inc.
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 283 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	33

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock International Limited Edinburgh, EH3 8JB United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

34	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at

http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	35

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

36	BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK LONG-HORIZON EQUITY FUND	OCTOBER 31, 2013	37

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

LHE-10/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Horizon Equity Fund	$32,363	$32,100	$0	$0	$18,850	$28,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Long-Horizon Equity Fund	$18,850	$28,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Horizon Equity Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Long-Horizon Equity Fund

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Long-Horizon Equity Fund

Date: January 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Long-Horizon Equity Fund

Date: January 2, 2014